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                                                                  EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 7, 1997 in Amendment No. 2 to the Registration Statement (Form S-4) and related Prospectus/Joint Proxy Statement of Laser Power Corporation for the registration of 2,805,588 shares of its common stock.

                                             /s/ Ernst & Young LLP

San Diego, California
February 12, 1998